SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐            Preliminary Proxy Statement

☐            Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐            Definitive Proxy Statement

☒            Definitive additional materials

☐            Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

PepsiCo, Inc.

(Names of Registrant as Specified in Its Charters)

(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
PEPSICO, INC.	Meeting Type:	Annual
	For holders as of:	March 5, 2010
	Date: May 5, 2010	Time: 9:00 a.m., CDT
Location: Frito-Lay Headquarters
7701 Legacy Drive,
Plano, Texas 75024

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M21332-P87824

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT              ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the Proxy Statement for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M21333-P87824

Voting Items
The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

Nominees:

1a.	S. L. Brown	2.	Approval of Independent Registered Public Accountants.

1b.	I. M. Cook	3.	Approval of Amendment to PepsiCo, Inc. 2007 Long-Term Incentive Plan.
1c.	D. Dublon

1d.	V. J. Dzau	The Board of Directors recommends that you vote AGAINST the following:
1e.	R. L. Hunt
		4.	Shareholder Proposal - Charitable Contributions Report (Proxy Statement p. 67)
1f.	A. Ibargüen

1g.	A. C. Martinez	5.	Shareholder Proposal - Right to Call Special Shareholders Meeting (Proxy Statement p. 68)
1h.	I. K. Nooyi	6.	Shareholder Proposal - Public Policy Report (Proxy Statement p. 70)
1i.	S. P. Rockefeller	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
1j.	J. J. Schiro

1k.	L. G. Trotter

1l.	D. Vasella

M21334-P87824

Voting Instructions

M21335-P87824

PepsiCo, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, May 5, 2010

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/pep

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 20, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

                    (outside of the U.S and Canada call 201-680-6688)

Email:        shrrelations@bnymellon.com

                    (you must reference your 11-digit control number in your email)

Internet:        http://www.proxyvoting.com/pep

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear PepsiCo, Inc. Shareholder:

The 2010 Annual Meeting of Shareholders of PepsiCo, Inc. (the “Company”) will be held at the Frito-Lay Headquarters, 7701 Legacy Drive, Plano, TX 75024, on Wednesday, May 5, 2010, at 9 a.m. Central Daylight Time.

Proposals to be considered at the Annual Meeting:

(1)	Election of 12 Directors;
(2)	Approval of Independent Registered Public Accountants;
(3)	Approval of Amendment to PepsiCo, Inc. 2007 Long-Term Incentive Plan;
(4)	Shareholder Proposal - Charitable Contributions Report (pg. 67);
(5)	Shareholder Proposal - Right to Call Special Shareholders Meeting (pg. 68); and
(6)	Shareholder Proposal - Public Policy Report (pg. 70).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS NO. 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS NO. 4, 5 AND 6.

The Board of Directors has fixed the close of business on March 5, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	g	i

69404

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found below.

Meeting Location:

Frito-Lay Headquarters

7701 Legacy Drive

Plano, TX 75024

The following Proxy Materials are available for you to review online:

•	the Company’s 2010 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended December 26, 2009 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/pep

The Proxy Materials for PepsiCo, Inc. are available to review at:

http://www.proxyvoting.com/pep

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote

Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares until 5:00 p.m. EDT on May 4, 2010. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

Directions to Frito-Lay Headquarters

7701 Legacy Drive, Plano, Texas

FROM DFW AIRPORT:

Approximately 15 miles

Exit Airport to the north following directions to S.H. 121

Curve to right onto S.H. 121

Follow S.H. 121 beyond Lewisville and The Colony to Legacy Drive

Turn right at signal onto Legacy Drive

Take second turn to the right into Frito-Lay near flags

FROM NORTH DALLAS AREA:

Approximately 13 miles

Off 635 (LBJ Freeway), exit Dallas North Tollway going north

Follow Tollway approximately 13 miles

Turn left at signal onto Legacy Drive

Go approximately 1/2 mile and turn left into Frito-Lay near flags

FROM DOWNTOWN:

Approximately 30 miles

Follow Dallas North Tollway to Legacy Drive

Turn left and follow Legacy Drive approximately 1 mile

Turn left into Frito-Lay near flags

69404